UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

November 10, 2005
(Date of earliest event reported)

GRIFFIN LAND & NURSERIES, INC.
(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure

On November 10, 2005, Griffin Land & Nurseries, Inc. (“Griffin”) issued a press release advising that it had received notification from the staff of The Nasdaq Stock Market, Inc. stating that Griffin is eligible for continued listing on the Nasdaq National Market. Attached as Exhibit 99.1 to the report is Griffin’s November 10, 2005 press release, which is hereby incorporated by reference.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 Press release dated November 10, 2005, announcing notification from the staff of The Nasdaq Stock Market, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN LAND & NURSERIES, INC.

/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: November 10, 2005

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NEWS FROM:		Exhibit 99.1

GRIFFIN LAND & NURSERIES, INC.	CONTACT:
Anthony Galici
Chief Financial Officer
(860) 653-4541

GRIFFIN RECEIVES NASDAQ NOTICE OF COMPLIANCE

NEW YORK, NEW YORK (November 10, 2005) Griffin Land & Nurseries, Inc. (Nasdaq: GRIFE) (“Griffin”) today announced that on November 9, 2005 it received notice from The Nasdaq Stock Market, Inc. (“Nasdaq”) that Griffin is eligible for continued listing on the Nasdaq National Market. Griffin had previously been notified by Nasdaq that due to the failure to file its quarterly reports on Form 10-Q for the thirteen week periods ended May 28, 2005 and August 27, 2005, it was subject to potential delisting from the Nasdaq Stock Market. The delisting was stayed during Griffin’s appeal to a Nasdaq Listing Qualifications Panel. The filing delay was the result of the previously announced restatement of Griffin’s consolidated financial statements for the fiscal years ended November 29, 2003 and November 27, 2004 and the thirteen weeks ended February 26, 2005. The restated financial statements, along with the reports on Form 10-Q for the thirteen weeks ended May 28, 2005 and August 27, 2005 were filed on November 3, 2005. As a result, Griffin is now current in its filing requirements and in compliance with all other Nasdaq marketplace rules. Effective on November 11, 2005, Griffin’s trading symbol will return to “GRIF”.

Griffin operates a real estate business under its Griffin Land division and a landscape nursery business, Imperial Nurseries, Inc.

Forward-Looking Statements:
This Press Release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin.